UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 11, 2024

PERASO INC.

(Exact Name of Registrant as Specified in Charter)

000-32929

(Commission File Number)

Delaware	77-0291941
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2309 Bering Dr.

San Jose, California 95131

(Address of principal executive offices, with zip code)

(408) 418-7500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PRSO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 11, 2024, Peraso Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Ian McWalter, a member of the Company’s board of directors, pursuant to which the Company sold and Mr. McWalter purchased 100,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, at a price per share of $1.27, for aggregate gross proceeds of $127,000 (the “Private Sale”).

The Shares sold pursuant to the Purchase Agreement were issued as restricted securities as defined in Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), and do not contain any registration rights. The Company intends to use the net proceeds from the Private Sale for general corporate purposes, including research and development and working capital.

The foregoing description of the terms of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required, the disclosure under Item 1.01 above is hereby incorporated in this Item 3.02 by reference.

The Shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act because such issuance did not involve a public offering, Mr. McWalter took the Shares for investment and not resale, the Company took appropriate measures to restrict transfer, and Mr. McWalter is a sophisticated investor. The Shares are subject to transfer restrictions, and the book-entry records evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The Shares were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Stock Purchase Agreement, dated as of June 11, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERASO INC.

Date: June 13, 2024	By:	/s/ James Sullivan
James Sullivan Chief Financial Officer

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